UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2026
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CDW CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue
Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 15, 2026, the Board of Directors (the “Board”) of CDW Corporation (the “Company”) increased the number of directors of the Company from nine to ten and appointed Saranga (Sam) Balaji to serve as a director on the Board, effective immediately. Mr. Balaji will serve on the Board’s Audit Committee. The Board has determined that Mr. Balaji is independent for purposes of the listing standards of the Nasdaq Global Select Market.
Mr. Balaji will be entitled to a prorated portion of the annual compensation paid to the Company’s non-employee directors. A summary of the compensation the Company provides its non-employee directors is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 10, 2026. Furthermore, in connection with his appointment, Mr. Balaji and the Company will enter into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.32 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013.
There are no arrangements or understandings between Mr. Balaji and any other persons pursuant to which he was selected as a director. Mr. Balaji does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on October 19, 2026, announcing the appointment described in Item 5.02, a copy of which is furnished hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 19, 2026, announcing Mr. Balaji’s appointment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	October 19, 2026	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Chief Legal Officer, Executive Vice President, Risk and Compliance, and Corporate Secretary